                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 17
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

       This Amendment No. 17 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (Invesco Equity Funds) (the "Trust") amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds and (ii) change the name of Institutional Class Shares to Class R5 Shares;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

                                          By:     /s/ John M. Zerr
                                                  ---------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                            CLASSES OF EACH PORTFOLIO
---------                            -------------------------
Invesco Capital Development Fund      Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Charter Fund                  Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class R5 Shares
                                      Class R6 Shares
                                      Class S Shares
                                      Class Y Shares

Invesco Constellation Fund            Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class R5 Shares
                                      Class Y Shares

Invesco Disciplined Equity Fund       Class Y Shares

Invesco Diversified Dividend Fund     Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class R5 Shares
                                      Class R6 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Summit Fund                   Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class P Shares
                                      Class R5 Shares
                                      Class S Shares
                                      Class Y Shares"